Exhibit 31.2

Chief Financial Officer Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Christopher Lindop, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Quotient Limited; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: June 14, 2019

By:	/s/ Christopher Lindop
Christopher Lindop
Chief Financial Officer